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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): January 18, 1995

                    CoreStates Financial Corp
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              (Exact name of registrant specified in its Charter)


          Pennsylvania                 0-6879               23-1899716
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       (State or other              (Commission             (IRS Employee
       jurisdiction of              File Number)           identification No.)
        incorporation)

                    Centre Square West, 1500 Market Street
                          Philadelphia, Pennsylvania               19101
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                   (Address of principal executive offices)      (Zip Code)



          Registrant's telephone, including area code: (215) 973-3806
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  (Former name and former address, if changed since last report)

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Item 5.  Other Events.
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          The information set forth in the earnings news release of CoreStates
Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.

Item 7.  Exhibits
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     99   CoreStates Financial Corp Earnings News Release dated January 18,
          1995.

                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



                              By /s/David T. Walker
                                 -------------------------
                                 David T. Walker
                                 Deputy Chief Counsel


Dated:  January 19, 1995

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                                 Exhibit Index
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Exhibit No.                                                           Page
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99                  CoreStates Financial Corp Earnings News
                     Release Dated January 18, 1995                     4

                                  Page 3 of 7